                                                                  Exhibit 10(oo)


                            NUTRAMAX PRODUCTS, INC.
                               9 Blackburn Drive
                             Gloucester, MA  01930


                              Dated as of:  August 31, 1998


BankBoston, N.A.
 Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, MA  02109

National Bank of Canada
One Federal Street, 27th Floor
Boston, MA  02110

The Sumitomo Bank, Limited
450 Lexington Avenue, Suite 1700
New York, NY  10017

Senior Debt Portfolio
c/o Eaton Vance Management
24 Federal Street
Boston, MA  02110

     Re:  Sixth Amendment to Revolving Credit and Term Loan Agreement
          -----------------------------------------------------------

Ladies and Gentlemen:

     We refer to the Revolving Credit and Term Loan Agreement dated as of December 30, 1996, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 11, 1997, by a Second Amendment to Revolving Credit and Term Loan Agreement dated as of November 26, 1997, by a Third Amendment to Revolving Credit and Term Loan Agreement dated as of January 20, 1997 (and effective as of September 28, 1997), by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 1998, and by a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of May 7, 1998, (as so amended, the "Loan Agreement"), among NutraMax Products, Inc. (the "Borrower"), the banking institutions referred to therein as Banks (the "Banks") and The First National Bank of Boston (now known as BankBoston, N.A.), as agent (the "Agent"). Upon the terms and subject to the conditions contained in the Loan Agreement, you agreed to make Revolving Loans and Term Loans to, and issue Letters of Credit for the account of, the Borrower.

     Terms used in this letter of agreement (the "Sixth Amendment") which are not defined herein, but which are defined in the Loan Agreement, shall have the same respective meanings herein as therein.

     We have requested and you have agreed to make certain modifications of the Loan Documents (collectively, the "Modifications"), and you have advised us that you are prepared and would be pleased to make the Modifications so requested by us on the condition that we join with you in this Sixth Amendment.

     Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Sixth Amendment, and fully intending to be legally bound by this Sixth Amendment, we hereby agree with you as follows:

                                   ARTICLE I
                                   ---------

                          AMENDMENTS TO LOAN AGREEMENT
                          ----------------------------

     Effective as of August 31, 1998 (the "Sixth Amendment Date"), the Loan Agreement is amended in each of the following respects:

          (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Sixth Amendment.

          (b) The term "Subordinated Debt Documents" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any required consents in form and substance reasonably satisfactory to the Banks and the Agent, between the Borrower and ING, as referenced in Article III(f)(iii) below.

          (c) The term "Obligations" shall, whenever used in any of the Loan Documents or Security Documents, be deemed to also mean and include any and all Overadvances.

          (d) The first paragraph of Section 2.20 of the Loan Agreement is amended to read in its entirety as follows:

          "2.20 Notwithstanding the provisions of Sections 2.1(a), at the Borrower's request, the Banks will make Revolving Loans to the Borrower at a time when the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit exceeds the Borrowing Base or which cause the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit to exceed the Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), provided that: (i)_the aggregate amount of the Overadvances
                     --------
    at any one time outstanding shall not exceed $1,500,000; (ii)_in no event shall the debit balance in the Loan Account in respect of Revolving Loans and Letters of Credit at any one time outstanding exceed the Revolving Credit Commitments of all of the Banks; and (iii)_no Default or Event of Default shall exist hereunder at the time any Overadvance is requested or outstanding. Failure of the Borrower to maintain any of the foregoing conditions (other than the condition under clause (iii) that no Default shall exist) shall constitute an immediate Event of Default hereunder, and shall be deemed to be a failure to perform an Obligation hereunder. The Agent shall enter such Overadvances, along with all interest, expenses and charges relating thereto, as debits in the Loan Account. Notwithstanding anything contained in this Section_2 or otherwise, unless sooner demanded as a result of the failure to meet any of the conditions set forth in clauses_(i) through (iii) above, the Borrower shall pay all outstanding Overadvances on or before September_21, 1998 (the "Overadvance Termination Date")."


                                   ARTICLE II
                                   ----------

                   REPRESENTATIONS, WARRANTIES AND COVENANTS
                   -----------------------------------------

    The Borrower hereby represents, warrants and covenants to you as follows:

    (a)  Representations in Loan Agreement.  Each of the representations and
         ---------------------------------
warranties made by the Borrower to you in the Loan Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrower on the date hereof and in this Sixth Amendment.

    (b)  No Defaults or Events of Default.  No Default or Event of Default
         --------------------------------
exists on the date of this Sixth Amendment (after giving effect to all of the arrangements and transactions contemplated by this Sixth Amendment).

    (c)  Binding Effect of Documents.  This Sixth Amendment has been duly
         ---------------------------
executed and delivered to you by the Borrower and the Subsidiaries (as the case may be) and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and the Subsidiaries (as the case may be) contained herein constitute legal, valid and binding obligations of the Borrower and the Subsidiaries (as the case may be) enforceable against them in accordance with their terms.

                                  ARTICLE III
                                  -----------

                       PROVISIONS OF GENERAL APPLICATION
                       ---------------------------------

    (a)  No Other Changes.  Except to the extent specifically amended and
         ----------------
supplemented hereby, all of the terms, conditions and the provisions of the Loan Agreement, the Notes and each of the other Loan Documents shall remain unmodified, and the Loan Agreement, the Notes and each of the other Loan Documents, as amended and supplemented by this Sixth Amendment, are confirmed as being in full force and effect.

     (b)  Governing Law.  This Sixth Amendment is intended to take effect as a
          -------------
sealed instrument and shall be deemed to be a contract under the laws of The Commonwealth of Massachusetts. This Sixth Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of The Commonwealth of Massachusetts.

     (c)  Binding Effect; Assignment.  This Sixth Amendment shall be binding
          --------------------------
upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

     (d)  Counterparts.  This Sixth Amendment may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Sixth Amendment, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.

     (e)  Conflict with Loan Agreement.  If any of the terms of this Sixth
          ----------------------------
Amendment shall conflict in any respect with any of the terms of the Loan Agreement or any other Loan Document, the terms of this Sixth Amendment shall be controlling.

     (f)  Conditions Precedent.  This Sixth Amendment shall become and be
          --------------------
effective as of the Sixth Amendment Date, but only if:

            (i) the form of acceptance at the end of this Sixth Amendment shall be signed by the Borrower, each Subsidiary, the Agent and the Banks;

            (ii) each Bank which is a signatory to this Sixth Amendment shall have received an amendment fee from the Borrower in the amount of $10,000; and

            (iii) the Banks and the Agent shall have received satisfactory evidence that Internationale Nederlanden (U.S.) Capital Corporation ("ING") has provided any and all required consents to the Modifications and, to the extent necessary, has entered into modifications to the Subordinated Debt Documents in form and substance satisfactory to the Banks and the Agent in connection therewith.

     If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Sixth Amendment and return such counterpart to the undersigned, whereupon this Sixth Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                   Very truly yours,

                                   The Borrower:
                                   -------------

                                   NUTRAMAX PRODUCTS, INC.

                                   By: /s/ Robert F. Burns
                                       -------------------------------
                                       Title: Vice President



                  (reminder of page intentionally left blank)

            The foregoing Sixth Amendment is hereby accepted by the undersigned effective as of August 31, 1998.


The Agent:
---------

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), individually and as Agent


By: /s/ Timothy G. Clifford
    ---------------------------------
    Title: Director


FLEET NATIONAL BANK


By: /s/ Ann M. Meade
    ---------------------------------
    Title: Vice President

NATIONAL BANK OF CANADA


By: /s/ Leonard J. Pellecchia
    ---------------------------------
    Title: Vice President


By: /s/ A. Keith Broyles
    ---------------------------------
    Title: Vice President


THE SUMITOMO BANK, LIMITED


By: /s/ Brian M. Smith
    ---------------------------------
    Title: Senior Vice President


By: /s/ Jeffrey Frost
    ---------------------------------
    Title: Vice President

SENIOR DEBT PORTFOLIO


By:  Boston Management and Research,
     as investment advisor


     By: /s/ Scott H. Page
         ----------------------------
         Title: Vice President

                             CONSENT OF GUARANTORS
                             ---------------------


     Each of the undersigned has guaranteed the Obligations under (and as defined in) the Agreement by executing separate Guaranties, each dated as of December 30, 1996 (or, in the case of the last three signatories listed below, as of September 11, 1997). By executing this letter, each of the Subsidiaries hereby absolutely and unconditionally reaffirms the Guaranty to which it is a party, and acknowledges and agrees to the terms and conditions of this letter agreement and the Loan Agreement and the other Loan Documents as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

                        NUTRAMAX HOLDINGS, INC., Guarantor


                        By: /s/ Robert F. Burns
                            --------------------------
                            Title: Vice President

                        NUTRAMAX HOLDINGS II, INC.,
                        Guarantor


                        By: /s/ Robert F. Burns
                            --------------------------
                            Title: Vice President

                        OPTOPICS LABORATORIES,
                        CORPORATION, Guarantor


                        By: /s/ Robert F. Burns
                            --------------------------
                            Title: Vice President

                        FAIRTON REALTY HOLDINGS, INC.,
                        Guarantor


                         By: /s/ Robert F. Burns
                            --------------------------
                            Title: Vice President

                        ORAL CARE, INC., Guarantor


                        By: /s/ Robert F. Burns
                            --------------------------
                            Title: Vice President

                        FLORENCE REALTY, INC., Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President

                        POWERS PHARMACEUTICAL
                        CORPORATION, Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President

                        CERTIFIED CORP., Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President

                        ADHESIVE COATINGS, INC.,
                        Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President

                        ELMWOOD PARK REALTY, INC.,
                        Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President

                        FIRST AID PRODUCTS, INC.,
                        Guarantor


                        By: /s/ Robert F. Burns
                            -------------------------
                            Title: Vice President